Offerings - Offering: 1	Aug. 01, 2025
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Equity
Security Class Title	Class A Common Stock, par value $0.0001 per share
Fee Rate	0.01531%
Offering Note	An indeterminate amount of Class A Common Stock is being registered as may on one or more occasions be issued hereunder at indeterminate prices and includes such indeterminate amounts of additional securities as may be issued upon exercise, conversion or exchange of securities offered or sold hereunder or in connection with anti-dilution adjustments with respect to such securities. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the registrant is deferring payment of all of the registration fees. Registration fees will be paid subsequently on a "pay as you go" basis.